UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07173

T. Rowe Price Personal Strategy Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2008

Item 1: Report to Shareholders

Personal Strategy Income Fund	May 31, 2008

The views and opinions in this report were current as of May 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

A weakening U.S. economy and turmoil in global financial markets drove equity markets lower for the 12-month period ended May 31, 2008. Much of the loss came from weak U.S. equity market performance in the most recent six-month period. Internationally, equities in developed markets as well as emerging markets have struggled since November. Investment-grade bonds, especially Treasury securities, performed well in both periods, as investors fled to relatively safe havens after financial institutions reported massive mortgage-related losses and significantly curtailed lending. The Federal Reserve slashed short-term interest rates and took other extraordinary actions in an attempt to encourage lending, increase liquidity, and keep credit market distress from pushing the economy into a recession. The turbulence in the equity and fixed-income markets since last summer led to weak results for Personal Strategy Funds during the 6- and 12- month periods ended May 31, 2008.

HIGHLIGHTS

• Concerns about global credit markets, higher oil prices, and a weaker U.S. economy created volatile conditions in stock and bond markets. Stocks lost ground but bonds were able to hold their own during the last 12 months.

• The Personal Strategy Funds posted weak results during the 6- and 12-month periods ended May 31, 2008.

• The economy and corporate profits are likely to grow at a slower pace for the remainder of the year, but we believe our disciplined strategy, broad diversification across asset classes, and long-term focus positions us well regardless of short-term economic or market conditions.

MARKET ENVIRONMENT

Economic growth has slowed dramatically since last summer. The economy expanded at an annualized rate of 0.9% in the first quarter of 2008, following an anemic growth of 0.6% in the last quarter of 2007. The housing market continued to deteriorate, and total employment fell during the first few months of the year. In addition, output in manufacturing and services sectors showed little or no growth, and inflation eroded consumers’ purchasing power. As a result, the economy may be headed toward or be in a recession—popularly defined as two consecutive quarters of negative gross domestic product (GDP) growth.

In response to turmoil in the credit markets generated by subprime mortgage losses and the curtailing of lending among financial institutions, the Federal Reserve took several extraordinary actions to boost market liquidity. It created new credit facilities that allow investment banks and broker-dealers to borrow directly from its discount window and helped facilitate J.P. Morgan’s purchase of Bear Stearns in an effort to stabilize financial markets and restore confidence on Wall Street. The central bank also aggressively cut the fed funds target rate—an interbank lending rate that banks also use as a benchmark for their prime consumer lending rates—to 2.00% by the end of April.

As shown in the graph, Treasury bill yields—which tend to track the federal funds target rate—and intermediate-term Treasury note yields fell sharply since last autumn. Long-term yields fell to a lesser extent, reflecting investor concerns about elevated inflation. As a result, the Treasury yield curve, a graphic depiction of the relationship between the yields and maturities of government bonds, steepened significantly compared with a year ago when it was essentially flat.

U.S. stocks declined over the last year in response to weaker consumer activity and corporate profit growth. Surging food and commodity prices, tighter lending conditions, mortgage-related losses, and the continuing downturn in housing also weighed on investor sentiment. Small-cap shares held up better than large-caps in the last six months, but large-caps prevailed for the one-year period. Large-cap growth stocks held up much better than large-cap value stocks over the most recent six-month and one-year periods.

Domestic bonds produced mostly positive returns over the last year. The slowing economy and credit market turmoil prompted investors to flee to the relative safety of the Treasury market. As a result, U.S. government securities were the best-performing fixed-income sector. Investment-grade corporate bonds also posted positive gains over the last year, while high-yield bonds declined for the same period. In the last six months, shorter-term Treasury securities led with moderate gains, while high-yield and investment-grade corporate bonds both provided minor, yet positive returns.

International stocks declined in the last six months but were mixed over the last year. Developed markets as a group declined in both periods, though the strength of foreign currencies relative to the U.S. dollar helped the performance of non-U.S. equities in dollar terms. Equities in emerging markets produced excellent 12-month returns and outperformed developed markets in both periods.

PERFORMANCE AND STRATEGY REVIEW

A year ago, we announced that we would be making two changes to the Personal Strategy Funds’ overall composition. First, we increased the international equity portion of the Funds’ equity allocation. After considerable analysis, the T. Rowe Price Asset Allocation Committee decided to increase non-U.S. equity exposure to better reflect the growing share of non-U.S. markets within the global investment universe. Developed and emerging non-U.S. equity markets have increased their share of the total global equity market in recent years, and companies in these markets have become more significant contributors to global earnings growth.

Second, we also added a dedicated emerging markets stock allocation to the funds by investing a portion of our international equity holdings in the T. Rowe Price Institutional Emerging Markets Equity Fund. Our analysis determined that the capitalization of emerging markets has grown to the point where it represents a significant portion of the total global equity market and an important investment opportunity. The Asset Allocation Committee concluded that the growing importance of emerging markets stocks over the long term warranted direct allocation to this asset class.

During the last six months, we completed the changes needed to reach our targeted international and emerging markets allocations. We will be changing the U.S. and the non-U.S. equities index in our combined index portfolios (which are defined in the glossary) on July 1, 2008, to better reflect the asset classes in which we are investing. The Russell 3000 Index will replace the Wilshire 5000 Total Market Index as the representative benchmark for our domestic equities allocation as we feel this is a better representation of the available U.S. equity opportunity set. For our overseas investments, we will replace the MSCI EAFE Index with the MSCI All Country World—ex U.S. Index because it includes developed and emerging markets, making it a better broad representation of the international equities asset class.

In the Personal Strategy Funds, economic fundamentals and market conditions drive allocation changes among the asset classes. Allocations can vary by 10 percentage points above or below the benchmarks that have been established for each fund, and the T. Rowe Price Asset Allocation Committee meets monthly to adjust the weightings of stocks, bonds, and money market securities within the appropriate ranges for each fund.

While there is considerable uncertainty about the direction of the U.S. economy at present, we have increased our overweight to equities based on attractive valuations and the potential of an economic impact from lower interest rates and fiscal stimulus. With bonds outperforming stocks during the last six-month and one-year periods, this emphasis on stocks hurt performance.

Within U.S. equities, we are overweighting large-cap growth and underweighting large-cap value as relative valuations and the outlook for earnings growth favor the growth sector, particularly large-cap growth. In a lower growth environment, large-cap growth companies that can offer consistent earnings growth should command a premium as many companies report slowing rates of growth. We are underweight in small-caps as valuations remain rich relative to large-caps. Earnings growth for large-cap stocks relative to small-cap stocks should further benefit from greater exposure to faster growing regions outside the U.S.

Although stock returns for most categories were negative during the six-month period, the higher exposure to growth stocks helped returns as growth stocks generally outperformed value stocks. Our overweight in large-cap stocks relative to small-caps detracted from performance, as large-caps trailed small-cap stocks during the six-month period.

We began the fiscal year last June with an overweight position in stocks that we have generally maintained for the last 12 months. Over that time, the overweight to equities was a negative contributor to portfolio performance as the fixed-income asset class outperformed equities for the period. In the domestic equities portion of the portfolio, our overweight to large-cap growth stocks benefited portfolio performance over the last 12 months as large-cap growth outperformed relative to large-cap value. Our overweight to large-cap stocks relative to small-caps was also a positive contributor to performance as small-caps underperformed for the period.

Over the last six months, international equities modestly trailed U.S. stocks, but they outperformed over the 12-month period. The portfolios maintained a neutral allocation to international stocks over the 6- and 12-month periods. Valuations are reasonable in developed international markets, but stronger currencies are likely to impede earnings growth for many export-oriented non-U.S. companies.

To gain exposure more efficiently to the non-U.S. fixed-income market, we began investing in the new T. Rowe Price Institutional International Bond Fund a year ago. Investing through the fund offers a more diversified exposure to the nondollar fixed-income market than our previous practice of buying individual issues. (Of course diversification cannot assure a profit or protect against a loss in a declining market.) Our allocation to the sector was a positive contributor to portfolio performance over the 6- and 12-month periods as non-U.S. dollar bonds benefited from a strengthening of foreign currencies relative to the U.S. dollar in both periods.

Given high-yield bonds’ historically rich valuations and potential for higher defaults, we remained underweight in the below investment-grade category relative to investment-grade bonds. During the six-month period, high yield performed in line with investment grade. The underweight to high yield helped during the 12-month period as that sector underperformed versus investment grade.

Among our major equity holdings, we find oil services giant Schlumberger attractive because of its dominant position in the field, strong demand for its geophysical and well-drilling services, and strong research and development efforts. Internet search company Google also is the leader in the search and Internet advertising field and continues its impressive growth rate in revenues and earnings. Microsoft continues to control the global software market for personal computers and generates solid sales growth across its product lines. (Please refer to each fund’s portfolio of investments for a complete listing of holdings and the amount each represents in each portfolio.)

Personal Strategy Income Fund

The Personal Strategy Income Fund’s investment objective is to generate the highest total return consistent with an emphasis on income first and capital appreciation second. The typical mix of securities for the fund is 40% stocks, 40% bonds, and 20% money market securities, although allocations can vary by as much as 10 percentage points above or below these levels.

The Personal Strategy Income Fund underperformed for the 6- and 12-month periods ended May 31, 2008, as shown in the Performance Comparison table. The fund lagged both the combined index portfolio and the Lehman Brothers U.S. Aggregate Index for the 6- and 12-month periods.

At the end of the period, the fund had a targeted allocation of 56% of net assets in cash and bonds. Stock holdings had a target allocation of 44%. Over the last six months, we also reduced the target allocation to U.S. equity holdings, including large-cap growth, large-cap value, and small-cap stocks, to add to our holdings of international stocks.

Personal Strategy Balanced Fund

The Personal Strategy Balanced Fund’s investment objective is to generate the highest total return consistent with an equal emphasis on income and capital appreciation. The typical asset mix of securities is 60% stocks, 30% bonds, and 10% cash, although allocations can vary by as much as 10 percentage points above or below these levels. This asset allocation entails higher risk but also a higher potential return over the long term than the Personal Strategy Income Fund.

The Personal Strategy Balanced Fund underperformed for the 6- and 12-months ended May 31, 2008, as shown in the table. The fund underperformed the combined index portfolio for both periods and was mixed against the Merrill Lynch-Wilshire Capital Market Index.

We continue to underweight fixed income in favor of equities. The fund’s cash and fixed-income target allocation ended the reporting period at 36%, less than our neutral level of 40%. We maintain a relatively heavier stock allocation, with a 64% targeted equity allocation compared with a neutral weighting of 60%. Among the stocks, we maintain an underweight to small-caps and favor large-cap growth names. Over the last six months, we reduced the target allocation to U.S. equity holdings, including large-cap growth, large-cap value, and small-cap stocks, to add to our holdings of international stocks.

Personal Strategy Growth Fund

The Personal Strategy Growth Fund’s investment objective is to seek capital appreciation by investing primarily in common stocks. The typical asset mix is 80% stocks and 20% bonds and money market securities, although allocations can vary by much as 10 percentage points above or below these levels. This asset allocation entails higher risk but also a higher potential return over the long term than the Personal Strategy Income and the Personal Strategy Balanced Funds.

The Personal Strategy Growth Fund underperformed for both the 6- and 12-month periods ended May 31, 2008, as shown in the table. We lagged both the combined index portfolio and the Merrill Lynch-Wilshire Capital Market Index in both periods, primarily due to our heavier exposure to stocks relative to bonds and the underperformance of our equity holdings.

We made a few changes to the fund’s stock and bond target allocations. Since the fund’s primary objective is growth, we maintained a large position in equities—84% target allocation at the end of this period, a shade more than our weight six months ago. Our bond and cash position of 16% was slightly higher than the allocation at the end of the last reporting period. As mentioned in the Performance and Strategy Review section, we are maintaining an overweight in stocks versus bonds. Among the stocks, we favored large-cap growth and are underweighting small-caps. Over the last six months, we reduced the target allocation to U.S. equity holdings, including large-cap growth, large-cap value, and small-cap stocks, to add to our holdings of international stocks.

OUTLOOK

As we write this letter, equity and fixed-income markets around the world are in a period of heightened volatility. Although we do not necessarily believe that equity markets will outperform fixed income for the next three to six months, we believe the environment remains supportive for stocks in light of reasonable equity valuations and the prospect that fixed-income markets may be challenged by upward pressure on interest rates. This period of economic uncertainty also emphasizes the benefits of strong fundamental research in the security selection process to help in identifying strong companies with seasoned management teams that are best positioned to weather this more difficult environment. We believe our investment approach, which incorporates a disciplined strategy, broad diversification, and a long-term focus, should serve shareholders’ long-term interests well regardless of short-term economic conditions and market volatility.

Respectfully submitted,

Edmund M. Notzon III
Chairman of the funds’ Investment Advisory Committee

June 18, 2008

The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Citigroup 3-Month Treasury Bill Index: An unmanaged index that tracks short-term U.S. government debt instruments.

Combined index portfolios: Unmanaged portfolios composed of the following underlying indexes:

• Personal Strategy Income—40% stocks (32% Dow Jones Wilshire 5000 Composite Index, 8% MSCI EAFE Index), 40% bonds (Lehman Brothers U.S. Aggregate Index), and 20% money market securities (Citigroup 3-Month Treasury Bill Index).

• Personal Strategy Balanced—60% stocks (48% Dow Jones Wilshire 5000 Composite Index, 12% MSCI EAFE Index), 30% bonds (Lehman Brothers U.S. Aggregate Index), and 10% money market securities (Citigroup 3-Month Treasury Bill Index).

• Personal Strategy Growth—80% stocks (64% Dow Jones Wilshire 5000 Composite Index, 16% MSCI EAFE Index) and 20% bonds (Lehman Brothers U.S. Aggregate Index).

Credit Suisse High Yield Index: Tracks the performance of domestic noninvestment-grade corporate bonds.

Dow Jones Wilshire 4500 Completion Index: An unmanaged index that tracks the performance of all stocks in the Dow Jones Wilshire 5000 Composite Index, excluding those found in the S&P 500 Stock Index.

Duration: The average time (expressed in years) it takes investors to receive the present value of the future cash flows on their investment. It is used to measure the sensitivity of bond prices to interest rate changes (the shorter the duration, the less the bond’s price will rise or fall in value when interest rates change). Duration is affected by maturity, the coupon, and the time interval between payments. Other things being equal, a bond with a higher coupon will have a shorter duration, while zero-coupon bonds have the longest.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks investment-grade corporate and government bonds.

Merrill Lynch-Wilshire Capital Market Index: A market capitalization-weighted index including the Wilshire 5000, Merrill Lynch High Yield II, and Domestic Master indexes.

MSCI EAFE Index: An unmanaged index that tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index. Performance is reported on a total return basis.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Wilshire 5000 Index: A widely watched total market index that attempts to track the direction of most of the widely traded shares on U.S. exchanges, including small-, mid-, and large-cap issues.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights For a share outstanding throughout each period

	Year Ended 5/31/08‡	5/31/07‡	5/31/06‡	5/31/05‡	5/31/04
NET ASSET VALUE					
Beginning of period	$ 16.64	$ 15.24	$ 14.76	$ 13.92	$ 12.83
Investment activities					
Net investment income	0.50¤	0.49¤	0.41*¤	0.35*¤	0.32*¤
Net realized and unrealized gain (loss)	(0.37)	1.58	0.63	0.87	1.10
Total from investment activities	0.13	2.07	1.04	1.22	1.42
Distributions					
Net investment income	(0.51)	(0.47)	(0.38)	(0.34)	(0.32)
Net realized gain	(0.77)	(0.20)	(0.18)	(0.04)	(0.01)
Total distributions	(1.28)	(0.67)	(0.56)	(0.38)	(0.33)
NET ASSET VALUE					
End of period	**$ 15.49**	**$ 16.64**	**$ 15.24**	**$ 14.76**	**$ 13.92**

Ratios/Supplemental Data

Total return^	**0.85%¤**	**13.94%¤**	**7.13%*¤**	**8.87%*¤**	**11.20%*¤**
Ratio of total expenses to average net assets	0.62%¤	0.71%¤	0.78%*¤	0.76%*¤	0.75%*¤
Ratio of net investment income to average net assets	3.17%¤	3.08%¤	2.68%*¤	2.45%*¤+	2.36%*¤
Portfolio turnover rate	81.4%	70.0%	53.3%	83.7%	97.5%
Net assets, end of period (in thousands)	$ 819,845	$ 681,009	$ 533,539	$ 413,543	$ 358,086

‡ Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 0.80% contractual expense limitation in effect through 9/30/08.

¤ See Note 5. Excludes expenses permanently waived 0.04%, 0.03%, 0.02%, 0.04%, and 0.05% of average net assets for the years ended 5/31/08, 5/31/07, 5/31/06, 5/31/05, and 5/31/04, respectively, related to investments in T. Rowe Price mutual funds.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

\+ Includes the effect of a one-time special dividend (0.09% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 42.8%		
CONSUMER DISCRETIONARY 5.5%		
Auto Components 0.1%		
Aisin Seiki (JPY)	5,500	192
Autoliv, GDR (SEK) (1)	3,600	196
GKN (GBP)	41,041	237
Koito Manufacturing (JPY)	12,000	171
Strattec Security	500	19
TRW (2)	2,100	52
		867
Automobiles 0.3%		
BMW (EUR)	10,280	609
GM (1)	17,700	303
Harley-Davidson (1)	26,400	1,097
Honda (JPY)	8,600	288
Toyota Motor (JPY)	10,100	515
		2,812
Distributors 0.0%		
Jardine Cycle & Carriage (SGD)	14,000	169
Pacific Brands (AUD)	62,871	127
		296
Diversified Consumer Services 0.2%		
Benesse (JPY)	5,800	236
Corinthian Colleges (2)	9,400	120
H&R Block	55,500	1,295
Matthews International, Class A	3,100	148
		1,799
Hotels, Restaurants & Leisure 0.8%		
BJ's Restaurants (2)	2,800	36
CEC Entertainment (2)	950	34
International Game Technology	53,300	1,901
Las Vegas Sands (1)(2)	15,900	1,104

Marriott, Class A	32,400	1,066
McDonald's	12,800	759
MGM Mirage (2)	5,938	292
Mitchells & Butlers (GBP)	20,400	131
Panera Bread, Class A (2)	1,800	94
PF Chang's China Bistro (2)	1,300	35
Red Robin Gourmet Burgers (2)	2,500	84
Sonic (2)	5,880	113
The Cheesecake Factory (2)	4,350	87
Yum! Brands	25,100	996
		6,732
Household Durables 0.5%		
American Greetings, Class A (1)	2,000	37
Fortune Brands (1)	15,200	1,056
Jarden (2)	2,150	40
Leggett & Platt (1)	300	6
Makita (JPY)	5,200	219
Meritage (2)	3,600	62
Newell Rubbermaid	43,300	870
Persimmon (GBP)	10,061	96
Sony (JPY)	6,500	326
Sony, ADR	18,300	922
Standard Pacific	3,400	11
		3,645
Internet & Catalog Retail 0.6%		
Amazon.com (1)(2)	43,100	3,518
Brown Group (GBP)	32,100	142
Expedia (2)	16,900	410
Liberty Media Interactive, Class A (2)	33,400	567
priceline.com (2)	600	81
		4,718

Leisure Equipment & Products 0.1%		
Brunswick	2,900	40
Nikon (JPY) (1)	11,000	351
Polaris Industries	700	33
Pool	2,568	53
		477
Media 1.6%		
Aegis Group (GBP)	65,352	162
Cablevision, Class A (1)(2)	55,300	1,499
CBS, Class B	15,400	332
Comcast, Class A	28,800	648
Discovery Holding, Class A (2)	64,600	1,692
DISH Network (2)	28,500	1,001
Entercom Communications	1,500	15
Informa (GBP)	25,094	191
Jupiter Telecommunications (JPY) (2)	271	229
Liberty Entertainment, Class A (2)	40,100	1,083
McGraw-Hill (1)	26,500	1,099
Meredith	1,400	46
New York Times, Class A	26,700	465
Omnicom	25,900	1,269
SanomaWSoy (EUR) (1)	9,564	248
Scholastic (2)	3,600	112
Shaw Communications	13,200	274
Television Broadcasts (HKD)	29,000	193
Time Warner	95,800	1,521
Time Warner Cable, Class A (1)(2)	17,600	526
Viacom, Class B (2)	9,000	322
WPP Group (GBP)	10,500	127
		13,054
Multiline Retail 0.4%		
Big Lots (2)	900	28

Harvey Norman Holdings (AUD)	61,979	218
Kohl's (2)	54,600	2,446
PPR (EUR) (1)	2,271	297
		2,989
Specialty Retail 0.7%		
AC Moore Arts & Crafts (2)	1,300	9
AnnTaylor Stores (2)	4,900	134
Aoyama Trading (JPY)	3,000	60
Bed Bath & Beyond (1)(2)	55,800	1,778
Christopher & Banks	3,025	34
Esprit Holdings (HKD)	35,300	413
Hibbett Sports (2)	3,000	63
Home Depot	54,000	1,477
Hot Topic (2)	5,900	31
Inditex (EUR)	7,284	358
J Crew Group (2)	2,000	75
MarineMax (2)	2,600	25
Monro Muffler Brake	4,150	77
RadioShack (1)	5,000	73
TJX	34,300	1,100
Tween Brands (2)	3,200	64
Ulta Salon Cosmetics and Fragrance (2)	200	3
Zale (2)	3,400	74
Zumiez (2)	4,400	92
		5,940
Textiles, Apparel & Luxury Goods 0.2%		
Adidas (EUR)	4,927	347
Benetton Group (EUR)	23,407	314
Coach (2)	22,300	810
		1,471
Total Consumer Discretionary		44,800

CONSUMER STAPLES 2.9%

Beverages 0.7%

Anheuser-Busch	32,700	1,879
Coca-Cola	11,600	664
Coca-Cola Enterprises	17,300	348
Coca-Cola West Holdings (JPY) (1)	11,400	273
Compania Cervecerias Unidas, ADR	6,055	215
Heineken (EUR)	2,300	135
Lion Nathan (AUD)	37,313	345
PepsiCo	11,020	753
Pernod-Ricard (EUR)	6,430	730
		5,342

Food & Staples Retailing 1.1%

Casey's General Stores	1,400	31
Costco Wholesale	13,000	927
CVS Caremark	88,360	3,781
Sysco	4,000	124
Tesco (GBP)	99,772	818
The Pantry (2)	3,100	38
Wal-Mart	61,000	3,522
		9,241

Food Products 0.7%

Dairy Crest (GBP)	29,330	237
General Mills	7,100	449
Goodman Fielder (AUD)	123,703	207
Hershey Foods (1)	20,500	803
Kraft Foods, Class A	20,400	663
Nestle (CHF)	3,486	1,714
Sara Lee	63,900	881
Seneca Foods, Class A (2)	300	6
Seneca Foods, Class B (2)	200	4

Unilever (GBP)	14,323	474
		5,438
Household Products 0.2%		
Procter & Gamble	23,445	1,549
		1,549
Personal Products 0.2%		
Alberto Culver	3,200	85
Avon	18,700	730
Kobayashi Pharmaceutical (JPY)	3,800	118
L'Oreal (EUR)	4,532	551
		1,484
Tobacco 0.0%		
Altria Group	4,500	100
Philip Morris International (2)	4,500	237
		337
Total Consumer Staples		23,391
ENERGY 4.9%		
Energy Equipment & Services 2.0%		
Baker Hughes	33,200	2,942
BJ Services	52,500	1,585
Complete Production Services (2)	3,000	86
Fugro, GDS (EUR)	4,017	354
ION Geophysical (2)	4,500	74
Key Energy Services (2)	700	12
Saipem (EUR)	15,991	734
Schlumberger	63,600	6,432
Seacor Holdings (2)	2,700	240
Smith International	40,800	3,220
TGS-NOPEC Geophysical (NOK) (2)	21,300	338
Union Drilling (2)	1,700	32

W-H Energy Services (2)	1,400	120
		16,169
Oil, Gas & Consumable Fuels 2.9%		
Bill Barrett (2)	4,100	221
BP (GBP)	21,107	254
BP, ADR (1)	27,300	1,980
Chevron	5,400	535
Concho Resources (2)	2,500	80
ConocoPhillips	8,000	745
CONSOL Energy	6,900	673
EOG Resources	6,000	772
ExxonMobil	36,000	3,195
Forest Oil (2)	4,500	300
Foundation Coal Holdings	1,800	120
Geomet (2)	6,400	53
Holly	200	9
International Coal Group (2)	6,200	62
Mariner Energy (2)	5,111	167
Murphy Oil	35,600	3,298
Nippon Oil (JPY)	18,000	130
Petroleo Brasileiro, ADR	16,000	967
Royal Dutch Shell, ADR, B Shares	11,057	926
Royal Dutch Shell, B Shares (GBP)	9,875	412
Spectra Energy	32,700	884
StatoilHydro (NOK)	68,050	2,640
Suncor Energy	1,800	123
Sunoco (1)	25,800	1,147
Total (EUR)	11,461	1,000
Total, ADR	39,900	3,482
Westmoreland Coal (2)	1,700	31
		24,206
Total Energy		40,375

FINANCIALS 6.2%

Capital Markets 2.3%

Affiliated Managers Group (2)	1,400	143
Ameriprise Financial	32,140	1,519
Bank of New York Mellon	46,100	2,053
Blackrock (1)	1,800	405
Charles Schwab	38,900	863
Close Brothers Group (GBP)	9,479	108
Franklin Resources	20,600	2,085
Goldman Sachs	10,100	1,782
Intermediate Capital (GBP)	10,979	347
Macquarie Group (AUD)	4,542	237
Merrill Lynch	35,100	1,542
Morgan Stanley	46,400	2,052
Northern Trust	18,500	1,406
Penson Worldwide (2)	3,700	49
Piper Jaffray (2)	2,300	87
State Street	56,300	4,055
		18,733

Commercial Banks 1.3%

Allied Irish Banks (EUR)	20,182	405
Australia & New Zealand Banking (AUD)	21,508	446
Banco Pololare S.p.A (EUR)	8,820	177
Banco Santander (EUR)	35,834	747
BNP Paribas (EUR) (1)	5,630	581
Cascade Bancorp	3,400	30
China Citic Bank (HKD) (1)	707,000	504
Citizens Republic Bancorp	6,100	34
Danske Bank (DKK)	8,900	305
DBS Group (SGD)	31,978	458
Erste Bank der Oesterreich Sparkasse (EUR)	8,214	627
Fifth Third Bancorp	13,200	247

First Horizon National (1)	93,200	894
Glacier Bancorp	5,310	110
Grupo Financiero Banorte S.A.B. de C.V. (MXN) (1)	62,032	301
Intesa Sanpaolo (EUR)	61,659	404
KBC (EUR)	2,419	298
National City	10,000	58
Nordea Bank (SEK)	25,680	417
Pinnacle Financial Partners (2)	3,100	83
Preferred Bank	1,100	10
Prosperity Bancshares	3,300	105
Provident Bankshares	3,900	37
Royal Bank of Scotland (GBP)	78,145	354
Sandy Spring Bancorp	500	13
Signature Bank (2)	2,400	69
Societe Generale (EUR) (1)(2)	1,722	179
Standard Chartered (GBP)	17,218	640
Sumitomo Mitsui Financial (JPY)	27	232
Sumitomo Trust & Banking Company (JPY)	52,000	443
SunTrust (1)	14,800	773
Swedbank (SEK)	6,600	163
Texas Capital Bancshares (2)	2,200	40
The Bank of Yokohama (JPY)	43,000	314
U.S. Bancorp	10,600	352
Valley National Bancorp (1)	5,272	93
WestAmerica	3,000	167
Western Alliance Bancorp (2)	2,300	24
		11,134
Consumer Finance 0.2%		
American Express	16,700	774
Capital One Financial (1)	13,100	630
SLM Corporation (1)(2)	30,500	692
		2,096

Diversified Financial Services 0.6%		
Babcock & Brown (AUD)	13,422	160
Bank of America	43,500	1,479
Citigroup	54,300	1,188
CME Group	2,200	947
Highlands Acquisition, Equity Units (2)	3,000	29
ING Groep, GDS (EUR) (1)	8,113	310
IntercontinentalExchange (2)	100	14
JPMorgan Chase	19,700	847
Liberty Media Capital, Class A (2)	9,900	147
MarketAxess Holdings (2)	2,300	18
		5,139
Insurance 1.3%		
American International Group	30,300	1,091
Assured Guaranty	4,500	104
Aviva (GBP)	35,736	446
AXA (EUR)	18,658	659
Berkshire Hathaway, Class A (2)	6	808
E-Health (2)	700	17
Genworth Financial, Class A	57,700	1,275
Hartford Financial Services	8,100	576
Infinity Property & Casualty	3,000	121
Lincoln National	12,200	673
Markel (2)	350	142
Marsh & McLennan	40,600	1,105
Millea (JPY)	3,900	161
Munich Re (EUR)	2,435	456
Prudential (GBP)	20,500	270
Prudential Financial	8,300	620
QBE Insurance (AUD)	15,954	373
Seabright Insurance (2)	1,700	26
Selective Insurance	2,500	55
Sony Financial Holdings (JPY) (1)	63	258

Suncorp-Metway (AUD)	19,957	275
Topdanmark (DKK) (2)	2,475	423
Willis Group Holdings	11,100	398
		10,332
Real Estate Investment Trusts (REITs) 0.1%		
Cousins Properties, REIT	2,500	66
DiamondRock Hospitality, REIT	2,200	30
EastGroup Properties, REIT	2,800	133
Equity One, REIT (1)	2,000	46
Essex Property Trust, REIT	300	36
LaSalle Hotel Properties, REIT	1,000	33
Mirvac Group (AUD)	33,403	105
Parkway Properties, REIT	1,300	50
		499
Real Estate Management & Development 0.3%		
China Overseas Land & Investment (HKD)	160,000	290
Deutsche EuroShop (EUR) (1)	7,642	311
Goldcrest (JPY)	4,590	100
St. Joe (1)	44,000	1,689
		2,390
Thrifts & Mortgage Finance 0.1%		
Fannie Mae	14,400	389
First Niagara Financial	9,800	139
NewAlliance Bancshares	3,400	46
Washington Mutual	21,200	191
		765
Total Financials		51,088
HEALTH CARE 5.4%		
Biotechnology 1.2%		
Acadia Pharmaceuticals (2)	2,000	18

Alexion Pharmaceutical (2)	1,100	78
Alkermes (2)	3,200	41
Altus Pharmaceuticals (2)	2,300	10
Amgen (2)	26,000	1,145
Amylin Pharmaceuticals (2)	1,200	38
Celgene (2)	29,800	1,814
Cephalon (2)	1,081	73
CSL (AUD)	14,868	566
Cubist Pharmaceuticals (2)	2,800	53
deCode genetics (2)	2,900	3
Genentech (2)	30,600	2,169
Gilead Sciences (2)	60,700	3,358
Incyte (2)	5,900	57
InterMune (2)	2,500	35
Martek Biosciences (2)	2,200	83
Maxygen (2)	1,900	11
Myriad Genetics (2)	2,400	116
ONYX Pharmaceuticals (2)	1,300	46
Pharmasset (2)	1,700	31
Regeneron Pharmaceuticals (2)	1,400	28
Rigel Pharmaceuticals (2)	1,000	23
Seattle Genetics (2)	1,500	14
Senomyx (2)	1,700	9
Theravance (2)	900	12
Vertex Pharmaceuticals (2)	1,896	54
		9,885

Health Care Equipment & Supplies 1.5%

Alcon	7,300	1,146
Analogic	900	60
Angiodynamics (2)	1,700	26
Baxter International	11,400	697
Becton, Dickinson and Company	6,700	566
Boston Scientific (2)	40,700	541

Covidien	35,400	1,773
Edwards Lifesciences (2)	1,800	104
Elekta, B Shares (SEK) (1)	17,283	310
Immucor (2)	1,800	48
Integra LifeSciences (2)	2,700	113
Intuitive Surgical (2)	1,300	382
Masimo (2)	200	7
Medtronic	59,300	3,005
Micrus Endovascular (2)	1,400	16
Nipro (JPY) (1)	8,000	140
NuVasive (2)	500	21
NxStage Medical (2)	3,100	15
ResMed (2)	2,100	83
St. Jude Medical (2)	37,100	1,512
Stereotaxis (2)	2,800	15
Steris	3,000	91
Stryker	20,500	1,323
Terumo (JPY)	3,800	189
TomoTherapy (2)	2,200	20
Wright Medical Group (2)	2,900	86
		12,289
Health Care Providers & Services 1.3%		
Aetna	41,100	1,938
AMERIGROUP (2)	2,700	75
Cardinal Health	17,800	1,006
Centene (2)	4,000	85
CIGNA	14,600	593
Express Scripts (2)	17,200	1,240
HealthExtras (2)	3,200	100
Healthways (2)	600	19
Henry Schein (2)	400	22
HMS Holdings (2)	2,100	43
Humana (2)	16,800	858

Laboratory Corporation of America (2)	15,300	1,129
LifePoint Hospitals (2)	3,900	125
McKesson	18,900	1,090
Medco (2)	26,900	1,303
Nighthawk Radiology (2)	2,900	22
Skilled Healthcare, Class A (2)	2,400	32
Sunrise Senior Living (2)	8,300	220
WellPoint (2)	7,600	424
		10,324
Health Care Technology 0.0%		
Vital Images (2)	1,600	25
		25
Life Sciences Tools & Services 0.0%		
Exelixis (2)	4,100	26
Thermo Fisher Scientific (2)	4,400	260
		286
Pharmaceuticals 1.4%		
Allergan	22,700	1,308
Astellas Pharma (JPY)	4,600	195
Chugai Pharmaceutical (JPY) (1)	12,400	194
GlaxoSmithKline (GBP)	7,254	160
GlaxoSmithKline, ADR	10,300	459
Inspire Pharmaceuticals (2)	2,600	10
Johnson & Johnson	23,000	1,535
Map Pharmaceuticals (2)	500	7
Medicines Company (2)	1,900	35
Medicis Pharmaceutical, Class A	3,100	74
Merck	31,700	1,235
Merck KGAA (EUR) (1)	3,546	498
Novartis, Regulation D Shares (CHF)	699	37
Pfizer	49,700	962
Roche Holding - Genusscheine (CHF)	10,046	1,732

Rohto Pharmaceutical (JPY)	14,000	167
Sanofi-Aventis (EUR)	7,073	527
Schering-Plough	38,600	787
Wyeth	33,800	1,503
Xenoport (2)	1,800	78
		11,503
Total Health Care		44,312

INDUSTRIALS & BUSINESS SERVICES 5.3%

Aerospace & Defense 0.9%

American Science Engineering	1,400	72
Finmeccanica S.p.A. (EUR)	11,654	353
General Dynamics	25,900	2,387
Lockheed Martin	12,300	1,346
Moog, Class A (2)	2,900	131
QinetiQ (GBP)	65,727	269
Raytheon	10,500	671
Rockwell Collins	10,400	638
Rolls-Royce (GBP) (2)	27,685	232
Rolls-Royce, Class B, Entitlement Shares (GBP) (2)	2,480,576	5
Teledyne Technologies (2)	1,600	89
Transdigm Group (2)	600	26
United Technologies	11,400	810
		7,029

Air Freight & Logistics 0.1%

Expeditors International of Washington	11,200	527
UTi Worldwide	3,300	79
Yusen Air & Sea Service (JPY) (1)	4,900	89
		695

Airlines 0.2%

AirTran (2)	400	1

British Airways (GBP)	15,468	71
Gol Linhas Aereas Intel, ADR (1)	5,800	89
Southwest Airlines	106,500	1,391
		1,552
Building Products 0.0%		
American Woodmark	1,200	27
Builders FirstSource (2)	2,900	21
Gibraltar Industries	1,900	31
JS Group (JPY) (1)	6,200	106
Simpson Manufacturing	1,100	29
Universal Forest Products	1,900	64
		278
Commercial Services & Supplies 0.4%		
American Reprographics (2)	4,000	73
Angelica	1,900	41
Avery Dennison	12,500	645
Bureau Veritas (EUR) (2)	5,561	337
EnergySolutions	1,700	43
EnerNOC (2)	900	13
G & K Services, Class A	1,900	67
Kforce (2)	4,600	43
MPS Group (2)	7,300	84
Multi-Color	2,500	56
Nissha Printing (JPY) (1)	4,500	232
Resources Connection	3,900	82
Ritchie Bros. Auctioneers	5,700	157
Waste Connections (2)	4,650	153
Waste Management	35,800	1,358
		3,384
Construction & Engineering 0.5%		
Acciona (EUR)	2,307	656
ACS Group (EUR)	5,593	338

Boart Longyear (AUD)	113,426	224
Bouygues (EUR) (1)	6,650	543
Carillion (GBP)	38,068	260
China Railway Construction (HKD) (1)(2)	241,500	433
Foster Wheeler (2)	23,500	1,790
Insituform Technologies (2)	1,400	26
Pike Electric (2)	1,600	25
Quanta Services (2)	2,245	72
		4,367
Electrical Equipment 0.2%		
A.O. Smith	5,050	183
ABB (CHF) (2)	13,789	448
Acuity Brands	2,900	154
Baldor Electric	5,400	190
Mitsubishi Electric (JPY)	48,000	543
Prysmian (EUR) (1)	11,745	311
Woodward Governor	1,600	64
		1,893
Industrial Conglomerates 1.3%		
3M	14,200	1,101
DCC (EUR)	13,119	305
GE	151,200	4,645
Hutchison Whampoa (HKD)	29,300	317
McDermott International (2)	20,100	1,247
Orkla (NOK)	22,800	329
Philips Electronics (EUR)	10,211	392
SembCorp Industries (SGD)	106,060	372
Tomkins (GBP)	32,314	116
Tyco International	46,600	2,106
		10,930
Machinery 1.2%		
3-D Systems (2)	3,000	28

Actuant, Class A	6,420	234
Atlas Copco, A Shares (SEK)	20,122	356
Cargotec (EUR) (1)	5,356	226
Cascade	1,000	50
Clarcor	100	4
Danaher	50,800	3,972
ESCO Technologies (2)	4,200	216
Fanuc (JPY)	2,700	293
Graco	2,600	105
Harsco	1,700	108
IDEX	3,075	120
Illinois Tool Works (1)	41,100	2,207
Joy Global	8,500	716
Middleby (1)(2)	1,300	74
RBC Bearings (2)	3,000	113
Robbins & Myers	500	20
Tennant	700	25
Toro	2,400	94
Toshiba Machine (JPY)	19,000	143
Volvo, B Shares (SEK)	16,269	258
		9,362
Marine 0.0%		
Nippon Yusen Kabushiki Kaish (JPY)	26,000	264
		264
Road & Rail 0.3%		
Arriva (GBP)	13,061	166
Central Japan Railway (JPY)	31	303
Heartland Express	1,512	23
Knight Transportation	7,900	144
Landstar Systems	1,900	106
Norfolk Southern	19,700	1,327
		2,069

Trading Companies & Distributors 0.2%

Applied Industrial Technologies	6,200	171
Fastenal (1)	8,100	400
H&E Equipment Services (2)	5,500	77
Interline Brands (2)	3,400	61
Mitsubishi Corporation (JPY)	10,500	363
Mitsui (JPY)	30,000	736
		1,808

Transportation Infrastructure 0.0%

BBA Aviation (GBP)	46,953	133
		133

Total Industrials & Business Services	43,764

INFORMATION TECHNOLOGY 8.1%

Communications Equipment 1.4%

Acme Packet (2)	800	7
ADTRAN	3,100	77
Alcatel-Lucent (EUR) (1)	25,521	193
Alcatel-Lucent, ADR (1)(2)	191,500	1,438
Aruba Networks (2)	1,000	6
BigBand Networks (2)	1,300	7
Blue Coat Systems (2)	2,400	44
Cisco Systems (2)	78,900	2,108
Corning	46,400	1,269
Emulex (2)	3,500	49
Finisar (2)	28,700	53
Foundry Networks (2)	1,700	23
IXIA (2)	4,000	33
Juniper Networks (2)	95,600	2,631
Nokia (EUR)	24,313	701
Nokia, ADR	38,600	1,096
Optium (2)	2,200	24

QUALCOMM	38,800	1,883
Sonus Networks (2)	7,300	31
		11,673

Computers & Peripherals 1.4%

3PAR (2)	400	3
Acer (TWD)	144,748	301
Apple (2)	24,600	4,643
Dell (2)	121,700	2,806
EMC (2)	66,300	1,156
Hewlett-Packard	24,500	1,153
IBM	10,700	1,385
Intermec (2)	1,800	41
Palm (2)	12,000	73
Synaptics (2)	1,200	51
Wacom (JPY) (1)	39	96
Xyratex (2)	3,800	76
		11,784

Electronic Equipment & Instruments 0.3%

DTS (2)	2,600	87
Electro Rent	1,100	16
Hamamatsu Photonics (JPY)	9,400	279
Hosiden (JPY) (1)	11,700	251
LG Display (KRW)	6,020	266
Measurement Specialties (2)	1,950	38
National Instruments	1,500	48
Newport (2)	2,400	32
Orbotech (2)	2,800	48
Synnex (2)	1,500	37
Tyco Electronics	31,400	1,260
Venture (SGD)	17,000	125
		2,487

Internet Software & Services 1.1%		
Ariba (2)	2,800	41
Bankrate (2)	1,800	91
CNET Networks (2)	6,600	76
Comscore (2)	800	20
Dealertrack (2)	1,800	38
Digital River (2)	2,600	104
eBay (2)	35,800	1,074
Google, Class A (2)	9,600	5,624
Monster Worldwide (2)	20,800	513
Tencent Holdings (HKD)	8,000	67
The Knot (2)	3,000	35
VeriSign (1)(2)	19,800	793
Yahoo! (2)	15,200	407
		8,883
IT Services 1.0%		
Accenture, Class A	29,900	1,220
Automatic Data Processing	41,600	1,791
Fiserv (2)	16,100	843
Global Payments	3,500	165
Heartland Payment Systems	1,700	44
Logica (GBP)	32,245	78
Mastercard, Class A (1)	3,300	1,018
NS Solutions (JPY)	7,700	173
Ordina (EUR)	14,734	255
RightNow Technologies (2)	4,100	61
Visa, A Shares (2)	16,500	1,425
Western Union	46,100	1,090
		8,163
Office Electronics 0.1%		
Canon (JPY)	7,700	416
		416

Semiconductor & Semiconductor Equipment 1.2%

Actions Semiconductor, ADR (2)	3,700	13
Advanced Analogic Technologies (2)	4,000	28
Advanced Energy Industries (2)	3,400	54
Analog Devices	40,100	1,408
ASML (EUR)	11,362	340
Atheros Communications (2)	1,800	60
Broadcom, Class A (2)	14,500	416
Brooks Automation (2)	2,790	28
Cabot Microelectronics (2)	600	22
Conexant Systems (2)	54,100	25
Cymer (2)	3,400	105
Diodes (2)	4,750	134
Entegris (2)	4,952	38
Exar (2)	3,100	24
FEI (2)	3,900	91
Formfactor (2)	1,500	33
Intel	100,200	2,323
Marvell Technology (2)	99,800	1,733
Mattson Technology (2)	4,900	25
Novellus Systems (2)	900	21
ON Semiconductor (2)	1,100	11
PDF Solutions (2)	4,800	27
Samsung Electronics (KRW)	317	228
Semitool (2)	4,600	39
Semtech (2)	5,200	91
Silicon Laboratories (2)	3,000	111
Standard Microsystems (2)	3,400	111
Sumco (JPY) (1)	11,700	300
Texas Instruments	24,400	792
Veeco (2)	1,400	27
Virage Logic (2)	1,400	9
Xilinx (1)	50,900	1,384

Zarlink Semiconductor (2)	10,000	9
		10,060
Software 1.6%		
Adobe Systems (2)	19,100	842
Autodesk (2)	27,200	1,120
Bottomline Technologies (2)	3,100	31
Catapult Communications (2)	900	7
DemandTec (2)	1,600	14
Electronic Arts (2)	28,900	1,451
FactSet Research Systems	3,250	210
Glu Mobile (2)	500	2
Intuit (2)	11,900	345
Jack Henry & Associates	9,000	214
McAfee (2)	14,500	526
Microsoft	187,500	5,310
Nintendo (JPY)	2,700	1,485
Oracle (2)	39,600	904
Progress Software (2)	2,700	84
Pros Holdings (2)	1,000	12
Quest Software (2)	4,500	76
Red Hat (2)	2,500	61
Salary.com (2)	1,700	8
Sourcefire (2)	4,100	31
SPSS (2)	1,600	63
THQ (2)	4,300	92
Wind River Systems (2)	4,500	49
		12,937
Total Information Technology		66,403
MATERIALS 2.1%		
Chemicals 1.0%		
Arch Chemicals	3,600	137

Asahi Kasei (JPY)	18,000	107
BASF (EUR)	4,499	675
DuPont (1)	21,500	1,030
Hitachi Chemical (JPY)	12,200	273
Intrepid Potash (2)	400	20
Koppers	2,600	112
Monsanto	22,400	2,854
Potash Corporation of Saskatchewan	2,100	418
Praxair	19,600	1,863
Tosoh (JPY)	29,000	133
Union Miniere (EUR)	3,600	197
Wacker Chemie (EUR)	1,081	257
		8,076

Construction Materials 0.1%

Boral (AUD)	31,338	181
CEMEX, Equity Units (MXN)	48,484	138
Holcim (CHF)	4,121	385
		704

Containers & Packaging 0.0%

Chesapeake (2)	1,900	7
Smurfit-Stone Container (2)	6,100	41
		48

Metals & Mining 0.7%

Alcoa	17,100	694
Freeport-McMoRan Copper & Gold	22,300	2,580
Haynes International (2)	1,600	109
Kobe Steel (JPY)	92,000	303
Lihir Gold (AUD) (2)	16,040	46
Nucor	3,000	224
Rio Tinto (AUD)	5,200	686
SSAB Svenskt Stal, Series A (SEK)	17,911	621
Teck Cominco, Class B (CAD)	6,800	337

Xstrata (GBP)	1,800	142
		5,742
Paper & Forest Products 0.3%		
AbitiBibowater	3,000	36
International Paper	46,000	1,252
MeadWestvaco	39,700	1,021
		2,309
Total Materials		16,879
TELECOMMUNICATION SERVICES 1.6%		
Diversified Telecommunication Services 0.4%		
AT&T	18,500	738
Cogent Communications (2)	2,400	40
France Telecom (EUR) (1)	10,422	316
Premiere Global Services (2)	4,700	71
Qwest Communications International (1)	48,300	235
Telefonica SA (EUR)	40,343	1,158
Telenor ASA (NOK)	27,100	588
Telstra (AUD)	58,188	264
Time Warner Telecom, Class A (2)	4,600	86
		3,496
Wireless Telecommunication Services 1.2%		
America Movil, ADR, Series L	48,200	2,881
American Tower Systems (2)	52,300	2,391
Bharti Airtel (INR) (2)	1,300	27
Hutchison Telecommunications (HKD)	197,000	288
KDDI (JPY)	47	326
MetroPCS Communications (1)(2)	13,600	289
Rogers Communications, Class B	19,500	858
SBA Communications (2)	1,300	48
Sprint Nextel	147,800	1,384

Starhub (SGD)	113,010	237
VimpelCommunication, ADR	1,300	46
Virgin Mobile USA, Class A (2)	3,900	14
Vodafone, ADR	31,230	1,002
		9,791
Total Telecommunication Services		13,287

UTILITIES 0.8%

Electric Utilities 0.5%

Cleco	2,500	62
E.ON AG (EUR)	6,330	1,347
El Paso Electric (2)	2,600	56
Empire District Electronics	3,100	64
Enel (EUR)	46,016	517
Entergy	9,800	1,184
Pinnacle West Capital (1)	27,500	929
Unisource Energy	3,700	126
		4,285

Gas Utilities 0.0%

Hong Kong & China Gas (HKD)	93,500	230
Southwest Gas	4,200	131
		361

Independent Power Producers & Energy Traders 0.1%

EDF Energies Nouvelles (EUR)	3,800	270
Iberdrola Renovables (EUR) (2)	31,156	223
		493

Multi-Utilities 0.2%

Black Hills	1,200	42
Centrica (GBP)	68,412	398
NiSource (1)	44,600	807
OGE Energy	3,400	114

Merrill Lynch, Acquisition Date: 1/18/08 Acquisition Cost $600 (3)	6	495
		865
Commercial Banks 0.1%		
National City Corporation, Acquisition Date: 4/28/08 Acquisition Cost $400 (3)	2	234
		234
Insurance 0.0%		
XL Capital	4,100	57
		57
Total Financials		1,156
INFORMATION TECHNOLOGY 0.0%		
Communications Equipment 0.0%		
Lucent Technologies	150	123
Total Information Technology		123
Total Convertible Preferred Stocks (Cost $1,568)		1,509
CONVERTIBLE BONDS 0.0%		
Newmont Mining, 1.625%, 7/15/17 (4)	71,000	86
Newmont Mining, 1.625%, 7/15/17	13,000	16
Total Convertible Bonds (Cost $89)		102
CORPORATE BONDS 8.7%		
3M, 5.70%, 3/15/37	260,000	260
ACE INA Holdings, 5.70%, 2/15/17	305,000	299
AGFC Capital Trust I, VR, 6.00%, 1/15/67 (4)	130,000	104
Air Products & Chemicals, 4.15%, 2/1/13	220,000	214
Alabama Power, VR, 2.828%, 8/25/09	120,000	120

AMB Property, 6.30%, 6/1/13	160,000	159
Amerada Hess, 7.875%, 10/1/29	100,000	115
America Movil, 5.625%, 11/15/17	330,000	321
America Movil, 6.375%, 3/1/35	325,000	310
American Express Credit, 5.875%, 5/2/13	290,000	290
American General Finance, 5.40%, 12/1/15	280,000	256
Anheuser-Busch, 5.50%, 1/15/18	50,000	49
Appalachian Power, 6.375%, 4/1/36	140,000	127
Arcelormittal, 5.375%, 6/1/13 (4)	290,000	285
AT&T, 5.30%, 11/15/10	625,000	640
AT&T, 5.625%, 6/15/16	590,000	595
AT&T, 6.40%, 5/15/38	505,000	493
AT&T, 6.45%, 6/15/34	445,000	435
AT&T, STEP, 7.30%, 11/15/11	120,000	128
AT&T Broadband, 8.375%, 3/15/13	350,000	389
AT&T Wireless, 7.875%, 3/1/11	165,000	177
Atmos Energy, 4.00%, 10/15/09	210,000	208
Avalonbay Communities, 6.125%, 11/1/12	165,000	166
Avnet Electronic, 5.875%, 3/15/14	275,000	266
Baker Hughes, 6.875%, 1/15/29	250,000	264
Bank of America, 5.65%, 5/1/18	1,410,000	1,373
Bank of America, 5.75%, 8/15/16	235,000	235
Bank of America Capital Trust VI, 5.625%, 3/8/35	380,000	321
Bank of New York, 4.50%, 4/1/13	295,000	292
Bank One, 5.25%, 1/30/13	835,000	826
BB&T Capital Trust II, 6.75%, 6/7/36	165,000	151
BG&E, 5.90%, 10/1/16	325,000	315
BHP Finance, 5.40%, 3/29/17	202,000	196
Black Hills, 6.50%, 5/15/13	160,000	159

Boardwalk Pipelines, 5.50%, 2/1/17	50,000	46
British Sky Broadcasting, 6.10%, 2/15/18 (4)	450,000	445
British Telecommunications, 5.15%, 1/15/13	285,000	279
Buckeye Partners, 6.05%, 1/15/18	125,000	123
Bunge Finance, 5.90%, 4/1/17	375,000	345
Burlington Northern Santa Fe, 5.65%, 5/1/17	414,000	409
Burlington Northern Santa Fe, 6.15%, 5/1/37	376,000	354
Canadian National Railway, 6.25%, 8/1/34	130,000	127
Canadian National Railway, 6.375%, 11/15/37	80,000	80
Canadian Natural Resources, 6.25%, 3/15/38	250,000	235
Capital One IV, VR, 6.745%, 2/17/37	380,000	299
Cardinal Health, VR, 2.958%, 10/2/09	205,000	202
Carolina Power & Light, 6.30%, 4/1/38	400,000	401
Caterpillar Financial Services, 4.25%, 2/8/13	280,000	273
Caterpillar Financial Services, 5.85%, 9/1/17	195,000	201
Celulosa Arauco y Constitucion, 5.125%, 7/9/13	190,000	187
Centerpoint Energy, 7.25%, 9/1/10	140,000	144
Centex, 5.45%, 8/15/12	215,000	190
Cisco Systems, 5.25%, 2/22/11	240,000	247
CIT Group, 3.875%, 11/3/08	145,000	142
CIT Group, 7.625%, 11/30/12	204,000	187
Citigroup, 5.00%, 9/15/14	1,030,000	966
Citigroup, 5.50%, 8/27/12	260,000	259
Citigroup, 5.50%, 4/11/13	355,000	352
Citigroup, 5.85%, 7/2/13	285,000	288
Citigroup, 6.125%, 5/15/18	585,000	576
Comcast, 5.70%, 5/15/18	170,000	165
Consolidated Edison, 6.75%, 4/1/38	260,000	268
Consumers Energy, 6.00%, 2/15/14	195,000	197

Cooper, 6.10%, 7/1/17	245,000	248
Costco Wholesale, 5.30%, 3/15/12	220,000	227
Countrywide Home Loans, 4.125%, 9/15/09	470,000	437
Cox Communications, 6.25%, 6/1/18 (4)	290,000	290
Cox Communications, 7.125%, 10/1/12	135,000	141
Credit Suisse First Boston, 5.50%, 8/16/11	190,000	194
Credit Suisse Guernsey, VR, 5.86%, 5/29/49	250,000	214
CRH America, 6.00%, 9/30/16	275,000	257
D.R. Horton, 6.50%, 4/15/16	230,000	208
DaimlerChrysler, 6.50%, 11/15/13	260,000	271
DaimlerChrysler, VR, 3.234%, 8/3/09	410,000	407
Devon Financing, 7.875%, 9/30/31	150,000	177
Diamond Offshore Drilling, 4.875%, 7/1/15	145,000	138
Diamond Offshore Drilling, 5.15%, 9/1/14	120,000	116
Du Pont (El) de Nemours, 5.60%, 12/15/36	330,000	305
Duke Realty, 6.25%, 5/15/13	160,000	158
Dun & Bradstreet, 5.50%, 3/15/11	130,000	129
El Paso Electric, 6.00%, 5/15/35	225,000	195
El Paso Natural Gas, 5.95%, 4/15/17	80,000	77
Eli Lilly, 5.55%, 3/15/37	235,000	217
Emerson Electric, 4.75%, 10/15/15	215,000	209
Encana, 5.90%, 12/1/17	275,000	274
Encana, 6.50%, 8/15/34	255,000	250
Enterprise Products Operations, 4.95%, 6/1/10	255,000	256
Enterprise Products Operations, 6.30%, 9/15/17	130,000	129
EOG Resources, 5.875%, 9/15/17	170,000	172
ERAC USA Finance, 5.60%, 5/1/15 (4)	175,000	153
ERP Operating, 5.25%, 9/15/14	170,000	160
Federal Realty Investment Trust, 6.00%, 7/15/12	125,000	124

Federated Department Stores, 5.35%, 3/15/12	170,000	159
Fifth Third Bancorp, 6.25%, 5/1/13	285,000	283
Fifth Third Bancorp, 8.25%, 3/1/38	200,000	204
Florida Power, 6.35%, 9/15/37	260,000	263
Ford Motor Credit, 5.80%, 1/12/09	370,000	363
Fortune Brands, 5.125%, 1/15/11	150,000	147
France Telecom, STEP, 7.75%, 3/1/11	231,000	247
Freeport-McMoRan Copper & Gold, 8.375%, 4/1/17	200,000	215
Fund American Companies, 5.875%, 5/15/13	200,000	193
GE Capital, 4.80%, 5/1/13	1,020,000	1,013
GE Capital, 5.625%, 9/15/17	685,000	679
GE Capital, 5.625%, 5/1/18	715,000	707
GE Capital, 5.875%, 2/15/12	450,000	468
GE Capital, 5.875%, 1/14/38	420,000	383
GE Capital, 6.00%, 6/15/12	805,000	842
Genentech, 4.75%, 7/15/15	175,000	172
Genworth Financial, 5.75%, 6/15/14	125,000	122
Genworth Financial, VR, 6.15%, 11/15/66	120,000	97
Goldman Sachs, 6.15%, 4/1/18	730,000	724
Goldman Sachs, 6.75%, 10/1/37	715,000	676
Goldman Sachs Capital I, 6.345%, 2/15/34	194,000	168
Halliburton, 5.50%, 10/15/10	400,000	418
Harrah's Operating, 5.50%, 7/1/10	235,000	214
Hartford Financial Services, 5.375%, 3/15/17	290,000	277
Hasbro, 6.30%, 9/15/17	130,000	129
HBOS, 6.00%, 11/1/33 (4)	395,000	320
HBOS, VR, 5.92%, 9/29/49 (4)	300,000	237
Highmark, 6.80%, 8/15/13 (4)	160,000	174
Home Depot, 5.40%, 3/1/16	245,000	230

Honeywell International, 5.30%, 3/1/18	420,000	413
Hospitality Properties Trust, 5.625%, 3/15/17	205,000	174
HSBC Holdings, 6.50%, 5/2/36	130,000	124
Illinois Power, 6.125%, 11/15/17	85,000	82
International Lease Finance, 5.30%, 5/1/12	600,000	582
International Lease Finance, 5.45%, 3/24/11	250,000	246
International Lease Finance, 6.625%, 11/15/13	435,000	425
International Speedway, 4.20%, 4/15/09	95,000	95
J.C. Penney, 9.00%, 8/1/12	260,000	277
Jefferies Group, 5.875%, 6/8/14	143,000	134
Jefferies Group, 6.25%, 1/15/36	185,000	135
Jersey Central Power & Light, 5.65%, 6/1/17	320,000	307
John Deere Capital, 4.95%, 12/17/12	270,000	272
John Deere Capital, 5.50%, 4/13/17	165,000	165
JPMorgan Chase, 4.75%, 5/1/13	430,000	425
JPMorgan Chase, 6.00%, 1/15/18	825,000	825
JPMorgan Chase, 6.40%, 5/15/38	285,000	274
JPMorgan Chase Capital XXII, 6.45%, 2/2/37	220,000	189
Kellogg, 4.25%, 3/6/13	430,000	418
Kinder Morgan Finance, 5.70%, 1/5/16	280,000	258
Kroger, 8.05%, 2/1/10	290,000	305
Lafarge, 6.15%, 7/15/11	110,000	111
Lehman Brothers, 6.50%, 7/19/17	860,000	790
Lehman Brothers, 6.875%, 5/2/18	710,000	690
Lehman Brothers, 7.50%, 5/11/38	440,000	402
Lennar, 5.60%, 5/31/15	300,000	237
Lloyds TSB, VR, 6.267%, 12/31/49 (4)	245,000	199
Lockheed Martin, 4.121%, 3/14/13	195,000	189
Mack-Cali Realty, 5.125%, 2/15/14	185,000	170

Mack-Cali Realty, 5.80%, 1/15/16	115,000	107
Mangrove Bay Passthru Trust, VR, 6.102%, 7/15/33 (4)	110,000	69
Marathon Oil, 5.90%, 3/15/18	365,000	361
Marathon Oil, 6.00%, 10/1/17	265,000	265
Marathon Oil, 6.60%, 10/1/37	100,000	99
McDonald's, 5.30%, 3/15/17	235,000	230
MDC Holdings, 5.50%, 5/15/13	270,000	255
Medtronic, 4.75%, 9/15/15	420,000	396
Merrill Lynch, 5.45%, 2/5/13	265,000	255
Merrill Lynch, 6.875%, 4/25/18	705,000	694
Merrill Lynch, 7.75%, 5/14/38	295,000	285
MetLife, 6.125%, 12/1/11	240,000	248
Mizuho Capital Investment, VR, 6.686%, 12/31/49 (4)	80,000	69
Monongahela Power, 5.70%, 3/15/17 (4)	245,000	242
Morgan Stanley, 6.00%, 4/28/15	600,000	591
Morgan Stanley, 6.625%, 4/1/18	550,000	545
MUFG Capital Finance, VR, 6.346%, 7/29/49	100,000	89
Nabors Industries, 6.15%, 2/15/18 (4)	110,000	108
National Semiconductor, 6.15%, 6/15/12	125,000	124
Nationwide Mutual Insurance, 6.60%, 4/15/34 (4)	115,000	100
News America, 6.15%, 3/1/37	450,000	421
News America, 6.40%, 12/15/35	240,000	228
NLV Financial, 7.50%, 8/15/33 (4)	140,000	145
Norfolk Southern, 5.75%, 4/1/18 (4)	115,000	114
Northern States Power, 5.25%, 3/1/18	145,000	143
Northern Trust, 4.60%, 2/1/13	120,000	119
Northern Trust, 5.30%, 8/29/11	162,000	163
Northrop Grumman, 7.125%, 2/15/11	225,000	239
NVR, 5.00%, 6/15/10	105,000	103

Oracle, 5.00%, 1/15/11	410,000	418
Owens Corning, 6.50%, 12/1/16	155,000	136
Pacific Gas & Electric, 4.80%, 3/1/14	165,000	162
Pacific Gas & Electric, 6.35%, 2/15/38	140,000	140
Panhandle Eastern Pipeline, 4.80%, 8/15/08	90,000	90
Petro-Canada, 6.80%, 5/15/38	80,000	78
Placer Dome, 6.45%, 10/15/35	265,000	246
PNC Funding, 5.625%, 2/1/17	230,000	217
Praxair, 4.625%, 3/30/15	435,000	422
Praxair, 5.20%, 3/15/17	235,000	231
Principal Financial Group, 6.05%, 10/15/36	185,000	167
Principal Life Global Funding I, 5.125%, 10/15/13 (4)	210,000	208
Procter & Gamble, 4.95%, 8/15/14	445,000	455
Progress Energy, 5.625%, 1/15/16	245,000	243
Public Service Electric & Gas, 5.70%, 12/1/36	330,000	306
Public Service of New Mexico, 4.40%, 9/15/08	190,000	190
Pulte Homes, 5.20%, 2/15/15	270,000	232
Reckson Operating, 6.00%, 3/31/16	165,000	140
Regency Centers, 5.875%, 6/15/17	100,000	95
Rogers Cable, 5.50%, 3/15/14	175,000	173
Rogers Wireless, 7.50%, 3/15/15	195,000	207
Sabmiller, 6.20%, 7/1/11 (4)	295,000	301
Security Benefit Life Insurance, 7.45%, 10/1/33 (4)	95,000	83
Simon Property Group, 5.75%, 12/1/15	340,000	329
SLM Corporation, VR, 3.06%, 7/27/09	60,000	57
SLM Corporation, VR, 5.15%, 4/1/09	165,000	157
Southern California Edison, 4.65%, 4/1/15	265,000	257
Southern California Edison, 5.95%, 2/1/38	510,000	499
Southern California Gas, 5.75%, 11/15/35	330,000	313

Southern Company, 5.30%, 1/15/12	110,000	112
Southern Natural Gas, 5.90%, 4/1/17 (4)	80,000	77
Sovereign Capital Trust VI, 7.908%, 6/13/36	225,000	183
Sprint Capital, 6.90%, 5/1/19	415,000	353
Sun Life Financial Global Funding, VR, 2.978%, 10/6/13 (4)	280,000	279
Sunoco, 5.75%, 1/15/17	220,000	206
Sysco, 5.25%, 2/12/18	140,000	139
Tampa Electric, 6.15%, 5/15/37	270,000	245
Target, 4.00%, 6/15/13	295,000	286
Target, 5.875%, 7/15/16	480,000	484
Telecom Italia Capital, 5.25%, 11/15/13	420,000	400
Telefonica Emisiones, 6.221%, 7/3/17	265,000	270
TEPPCO Partners, 7.55%, 4/15/38	370,000	383
Teva Pharmaceutical Finance, 5.55%, 2/1/16	270,000	263
Texas Gas Transmission, 5.50%, 4/1/13 (4)	390,000	375
Time Warner, 6.875%, 6/15/18	225,000	225
Time Warner Cable, 5.40%, 7/2/12	395,000	391
Time Warner Entertainment, 7.25%, 9/1/08	225,000	227
Torchmark, 6.375%, 6/15/16	180,000	182
Transatlantic Holdings, 5.75%, 12/14/15	185,000	174
Transocean, 5.25%, 3/15/13	130,000	130
U.S. Bancorp, 4.50%, 7/29/10	300,000	306
Union Electric, 5.40%, 2/1/16	325,000	307
Union Pacific, 5.70%, 8/15/18	185,000	182
United Technologies, 5.375%, 12/15/17	430,000	427
United Technologies, 5.40%, 5/1/35	130,000	117
Vale Overseas, 6.25%, 1/23/17	560,000	562
Valero Energy, 6.125%, 6/15/17	415,000	403
Veolia Environment, 6.00%, 6/1/18	290,000	288

Verizon Communications, 4.35%, 2/15/13	560,000	545
Verizon Communications, 6.90%, 4/15/38	235,000	245
Verizon Global Funding, 7.75%, 12/1/30	240,000	269
Viacom, 6.125%, 10/5/17	105,000	103
Viacom, 6.25%, 4/30/16	210,000	208
Virginia Electric & Power, 4.50%, 12/15/10	235,000	237
Virginia Electric & Power, 6.00%, 5/15/37	245,000	234
Vivendi Universal, 5.75%, 4/4/13 (4)	285,000	278
Vodafone, 5.625%, 2/27/17	240,000	237
Wachovia, 5.50%, 5/1/13	575,000	574
Wachovia, 5.75%, 2/1/18	315,000	305
Waste Management, 6.10%, 3/15/18	430,000	426
WellPoint, 5.00%, 1/15/11	200,000	198
Wells Fargo, 4.875%, 1/12/11	245,000	250
Wells Fargo Bank, 4.75%, 2/9/15	300,000	287
West Penn Power, 5.95%, 12/15/17 (4)	175,000	173
Westar Energy, 5.10%, 7/15/20	115,000	102
Willis North America, 6.20%, 3/28/17	165,000	157
WM Wrigley, 4.65%, 7/15/15	85,000	82
Wyeth, 5.95%, 4/1/37	235,000	223
Xerox, 5.50%, 5/15/12	100,000	99
Xerox, 6.35%, 5/15/18	425,000	419
Xstrata Finance Canada, 5.50%, 11/16/11 (4)	225,000	223
XTO Energy, 5.65%, 4/1/16	200,000	197
Total Corporate Bonds (Cost $73,237)		71,101

ASSET-BACKED SECURITIES 2.6%

AmeriCredit Automobile Receivables Trust Series 2006-RM, Class A3 5.53%, 1/6/14	1,450,000	1,327

Bank of America Credit Card Trust Series 2006-A9, Class A9, VR 2.524%, 2/15/13	1,300,000	1,274
Bank of America Credit Card Trust Series 2007-C1, Class C1, VR 2.804%, 6/16/14	1,125,000	975
BankBoston Home Equity Loan Trust Series 1998-1, Class A6 6.35%, 2/25/13	30,327	30
Capital Auto Receivables Asset Trust Series 2006-1, Class B 5.26%, 10/15/10	325,000	328
Capital Auto Receivables Asset Trust Series 2006-SN1A, Class A4A 5.32%, 3/20/10 (4)	1,125,000	1,141
Capital Auto Receivables Asset Trust Series 2006-SN1A, Class B 5.50%, 4/20/10 (4)	165,000	166
Capital One Multi-Asset Execution Trust Series 2007, Class C2, VR 2.814%, 11/17/14	1,350,000	1,171
Capital One Multi-Asset Execution Trust Series 2007-C3, Class C3, VR 2.804%, 4/15/13	475,000	433
Capital One Multi-Asset Execution Trust Series 2008-A1, Class A1, VR 3.264%, 11/15/12	1,100,000	1,099
Chase Funding Mortgage Loan Series 2002-2, Class 1M1 5.599%, 9/25/31	26,181	23
Citibank Credit Card Issuance Trust Series 2006-A2, Class A2 4.85%, 2/10/11	550,000	554
Citibank Credit Card Issuance Trust Series 2007-A5, Class A5 5.50%, 6/22/12	1,225,000	1,258
CNH Equipment Trust Series 2007-A, Class B 5.09%, 6/16/14	335,000	314

DaimlerChrysler Auto Trust Series 2008-A, Class A3A 3.70%, 6/8/12	375,000	369
Detroit Edison Securitization Funding Series 2001-1, Class A5 6.42%, 3/1/15	375,000	389
GE Capital Credit Card Master Note Trust Series 2006-1, Class A 5.08%, 9/17/12	290,000	293
GE Capital Credit Card Master Note Trust Series 2007-3, Class C, VR 2.814%, 6/15/13	620,000	555
GE Equipment Small Ticket Series 2005-1A, Class A4 4.51%, 12/22/14 (4)	375,000	376
Hyundai Auto Receivables Trust Series 2006-A, Class A4 5.26%, 11/15/12	375,000	382
Hyundai Auto Receivables Trust Series 2007-A, Class A3A 5.04%, 1/15/12	400,000	403
John Deere Owner Trust Series 2008-A, Class A2 3.63%, 3/15/11	550,000	549
Marriott Vacation Club Owner Trust Series 2006-1A, Class A 5.737%, 4/20/28 (4)	461,066	447
Marriott Vacation Club Owner Trust Series 2006-2A, Class A 5.362%, 10/20/28 (4)	166,418	159
MBNA Credit Card Master Note Trust Series 2005-A3, Class A3 4.10%, 10/15/12	1,250,000	1,244
MBNA Credit Card Master Note Trust Series 2006-C3, Class C3, VR 2.804%, 10/15/13	255,000	230
Nissan Auto Receivables Owner Trust Series 2008-A, Class A3 3.89%, 7/15/10	425,000	420

PECO Energy Transition Trust Series 2001-A, Class A1 6.52%, 12/31/10	500,000	520
PSE&G Transition Funding Series 2001-1, Class A6 6.61%, 6/15/15	475,000	496
Reliant Energy Transition Bond Series 2001-1, Class A4 5.63%, 9/15/15	375,000	383
SLM Student Loan Trust Series 2008-4, Class A2, VR 3.766%, 7/25/16	500,000	501
Triad Auto Receivables Owner Trust Series 2006-B, Class A4 5.52%, 11/12/12	675,000	681
USAA Auto Owner Trust Series 2007-1, Class A4 5.55%, 2/15/13	925,000	933
USAA Auto Owner Trust Series 2007-2, Class A3 4.90%, 2/15/12	1,050,000	1,055
USAA Auto Owner Trust Series 2008-1, Class A3 4.16%, 4/16/12	350,000	348
Volkswagen Auto Loan Enhanced Trust Series 2005-1, Class A4 4.86%, 2/20/09	250,000	251
Total Asset-Backed Securities (Cost $21,623)		21,077

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 3.3%

American Tower Trust Series 2007-1A, Class D, CMO 5.957%, 4/15/37 (4)	315,000	280
Banc of America Commercial Mortgage Series 2003-1, Class A2, CMO 4.648%, 9/11/36	400,000	390

Banc of America Commercial Mortgage Series 2005-3, Class A2, CMO 4.501%, 7/10/43	765,000	764
Bank of America Mortgage Securities Series 2004-A, Class 2A2, CMO, ARM 4.094%, 2/25/34	176,482	170
Bank of America Mortgage Securities Series 2004-D, Class 2A2, CMO, ARM 4.197%, 5/25/34	89,380	86
Bank of America Mortgage Securities Series 2004-H, Class 2A2, CMO, ARM 4.747%, 9/25/34	97,035	95
Bank of America Mortgage Securities Series 2004-I, Class 3A2, CMO, ARM 4.859%, 10/25/34	107,998	104
Bank of America Mortgage Securities Series 2005-J, Class 2A1, CMO, ARM 5.092%, 11/25/35	456,960	426
Bank of America Mortgage Securities Series 2005-J, Class 3A1, CMO, ARM 5.252%, 11/25/35	251,112	241
Bear Stearns Commercial Mortgage Securities Series 2004-T14, Class A2, CMO 4.17%, 1/12/41	172,037	172
Bear Stearns Commercial Mortgage Securities Series 2005-PW10, Class A1, CMO 5.085%, 12/11/40	512,731	518
Bear Stearns Commercial Mortgage Securities Series 2005-PWR8, Class A4, CMO 4.674%, 6/11/41	375,000	356
Bear Stearns Commercial Mortgage Securities Series 2005-PWR9, Class AAB, CMO 4.804%, 9/15/42	450,000	439
Bear Stearns Commercial Mortgage Securities Series 2005-T18, Class A1, CMO, VR 4.274%, 2/13/42	140,009	140
Bear Stearns Commercial Mortgage Securities Series 2005-T20, Class A1, CMO 4.94%, 10/12/42	310,451	313

Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4, CMO, VR 5.726%, 9/11/38	1,475,000	1,485
Bear Stearns Commercial Mortgage Securities Series 2007-PW15, Class AAB, CMO 5.315%, 2/11/44	560,000	545
Bear Stearns Commercial Mortgage Securities Series 2007-PW17, Class A1, CMO 5.282%, 6/11/50	1,215,416	1,216
Citigroup/Deutsche Bank Commercial Mortgage Series 2005-CD1, Class A4, CMO, VR 5.225%, 7/15/44	475,000	466
Citigroup/Deutsche Bank Commercial Mortgage Series 2006-CD3, Class AAB, CMO 5.608%, 10/15/48	550,000	550
Citigroup/Deutsche Bank Commercial Mortgage Series 2007-CD4, Class ASB, CMO 5.278%, 12/11/49	1,475,000	1,437
Credit Suisse First Boston Mortgage Securities Series 2005-C2, Class A4, CMO 4.832%, 4/15/37	550,000	528
DLJ Commercial Mortgage Series 1999-CG2, Class A1B, CMO, VR 7.30%, 6/10/32	322,589	330
GE Capital Commercial Mortgage Series 2001-1, Class A2, CMO 6.531%, 5/15/33	460,000	471
GE Capital Commercial Mortgage Series 2005-C4, Class A1, CMO 5.082%, 11/10/45	341,803	345
GMAC Commercial Mortgage Securities Series 2001-C2, Class A2, CMO 6.70%, 4/15/34	375,000	386
Greenwich Capital Commercial Funding Series 2005-GG3, Class A2, CMO 4.305%, 8/10/42	1,025,000	1,024
Greenwich Capital Commercial Funding Series 2005-GG3, Class AAB, CMO 4.619%, 8/10/42	160,000	157

GS Mortgage Securities Corporation II Series 2006-GG6, Class A4, CMO, VR 5.553%, 4/10/38	550,000	546
JPMorgan Chase Commercial Mortgage Securities Series 2001-C1B2, Class A2, CMO 6.244%, 4/15/35	391,884	400
JPMorgan Chase Commercial Mortgage Securities Series 2001-CIBC, Class A3, CMO 6.26%, 3/15/33	434,443	425
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP4, Class ASB, CMO, VR 4.824%, 10/15/42	725,000	709
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP5, Class A4, CMO, VR 5.179%, 12/15/44	1,400,000	1,385
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB14, Class A4 , CMO, VR 5.481%, 12/12/44	1,000,000	988
JPMorgan Mortgage Trust Series 2005-A7, Class 3A1, CMO, VR 5.349%, 10/25/35	761,206	734
LB-UBS Commercial Mortgage Trust Series 2003-C8, Class A1, CMO 3.636%, 11/15/27	469,726	469
LB-UBS Commercial Mortgage Trust Series 2004-C2, Class A2, CMO 3.246%, 3/15/29	1,225,000	1,219
LB-UBS Commercial Mortgage Trust Series 2005-C1, Class A4, CMO 4.742%, 2/15/30	925,000	880
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4, CMO 5.156%, 2/15/31	775,000	753
Morgan Stanley Capital I Series 2007-IQ14, Class A4, CMO, VR 5.692%, 4/15/49	1,475,000	1,453
Morgan Stanley Dean Witter Capital Series 2002-TOP7, Class A2, CMO 5.98%, 1/15/39	350,000	359

PNC Mortgage Acceptance Corporation Series 1999-CM1, Class A1B, CMO, VR 7.33%, 10/10/09	1,096,326	1,129
Wells Fargo Mortgage Backed Securities Trust Series 2003-O, Class 5A1, CMO, ARM 4.818%, 1/25/34	417,090	397
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR2, Class 2A2, CMO, ARM 4.545%, 3/25/35	203,806	192
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR12, Class 1A1, CMO, ARM 6.023%, 9/25/36	800,980	734
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR16, Class A1, CMO, ARM 5.665%, 10/25/36	695,887	633
Total Non-U.S. Government Mortgage-Backed Securities (Cost $27,308)		26,839

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 14.9%

U.S. Government Agency Obligations 14.4% (5)

Federal Home Loan Mortgage		
4.50%, 11/1/18 - 4/1/35	2,504,902	2,409
5.00%, 12/1/08 - 10/1/35	3,378,983	3,311
5.50%, 3/1/18 - 12/1/33	1,557,961	1,581
6.00%, 10/1/16 - 3/1/33	1,982,458	2,033
6.50%, 3/1/32 - 9/1/34	932,027	967
7.00%, 11/1/30 - 6/1/32	46,957	50
Federal Home Loan Mortgage, ARM		
4.755%, 7/1/35	69,674	70
4.873%, 4/1/38	1,850,000	1,854
5.048%, 11/1/35	188,769	191
5.059%, 3/1/36	376,151	381
5.133%, 1/1/36	980,360	996

5.327%, 2/1/37	1,210,326	1,230
5.37%, 2/1/37	602,384	613
5.384%, 1/1/36	93,301	95
5.46%, 2/1/37	1,094,741	1,115
5.514%, 6/1/37	976,898	995
5.912%, 2/1/37	998,325	1,022
5.925%, 1/1/37	216,712	222
5.982%, 12/1/36	389,844	399
5.993%, 11/1/36	543,777	556
6.037%, 10/1/36	573,605	590
6.124%, 10/1/36	600,181	615
6.215%, 8/1/36	679,409	696
7.198%, 9/1/32	8,049	8
Federal Home Loan Mortgage, CMO		
5.50%, 8/15/16 - 4/15/28	1,619,028	1,635
6.50%, 8/15/30	664,811	683
Federal Home Loan Mortgage, CMO, IO, 4.50% 1/15/15 - 4/15/18	374,891	25
Federal National Mortgage Assn.		
4.50%, 5/1/19 - 9/1/35	5,221,571	5,015
5.00%, 6/1/18 - 2/1/36	14,219,484	13,925
5.50%, 1/1/17 - 11/1/37	30,003,558	29,960
6.00%, 3/1/21 - 2/1/38	12,411,429	12,637
6.50%, 12/1/10 - 12/1/37	11,602,032	11,977
7.00%, 1/1/31 - 7/1/37	268,337	283
Federal National Mortgage Assn., ARM		
4.801%, 11/1/35	222,630	226
4.82%, 5/1/38	784,868	785
5.31%, 12/1/35	167,260	170
5.33%, 12/1/35	197,901	201

5.534%, 12/1/35	295,044	301
5.541%, 7/1/36	767,131	782
5.655%, 12/1/35	79,454	81
5.789%, 11/1/37	880,443	900
5.977%, 8/1/36	474,357	486
5.98%, 9/1/36	238,561	244
6.036%, 12/1/36	313,222	321
Federal National Mortgage Assn., CMO		
3.50%, 4/25/13	57,965	58
5.00%, 3/25/15	196,084	196
5.50%, 5/25/27	323,961	328
Federal National Mortgage Assn., CMO, IO		
5.50%, 11/25/28	32,222	2
6.50%, 2/1/32	40,589	10
Federal National Mortgage Assn., TBA		
5.00%, 1/1/20	600,000	596
5.50%, 1/1/34	5,390,000	5,348
6.00%, 1/1/34	8,070,000	8,183
6.50%, 1/1/31	650,000	670
		118,027

U.S. Government Obligations 0.5%

Government National Mortgage Assn.		
4.50%, 8/20/35 - 11/20/35	742,784	698
5.00%, 7/15/33 - 10/20/33	2,512,918	2,454
5.50%, 7/15/33 - 11/15/34	481,200	483
6.00%, 5/15/26 - 11/20/33	205,845	210
6.50%, 2/15/28 - 12/20/33	237,771	248
7.00%, 3/15/13 - 7/20/27	79,415	84
7.50%, 11/15/25 - 6/15/32	26,459	28

8.00%, 2/15/22 - 10/20/25	9,901	11
		4,216
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $122,075)		122,243

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 5.1%

U.S. Government Agency Obligations 0.9% (5)

Federal Home Loan Bank, 5.125%, 8/14/13 (1)	1,080,000	1,129
Federal Home Loan Bank, 5.25%, 6/18/14	700,000	736
Federal Home Loan Bank, 5.60%, 6/28/11	530,000	560
Federal Home Loan Mortgage, 4.125%, 10/18/10 (1)	975,000	993
Federal Home Loan Mortgage, 5.00%, 7/15/14 (1)	690,000	715
Federal Home Loan Mortgage, 5.125%, 2/27/09	245,000	250
Federal Home Loan Mortgage, 6.00%, 6/15/11	915,000	977
Federal National Mortgage Assn., 4.375%, 9/15/12 (1)	500,000	509
Federal National Mortgage Assn., 4.375%, 10/15/15 (1)	925,000	919
Federal National Mortgage Assn., 4.875%, 12/15/16 (1)	400,000	408
Federal National Mortgage Assn., 7.125%, 6/15/10 (1)	535,000	575
Federal National Mortgage Assn., 7.125%, 1/15/30 (1)	65,000	80
		7,851

U.S. Treasury Obligations 4.2%

U.S. Treasury Bonds, 4.75%, 2/15/37 (1)	2,500,000	2,516
U.S. Treasury Bonds, 5.50%, 8/15/28 (1)	355,000	389
U.S. Treasury Inflation-Indexed Notes, 2.00%, 7/15/14 (1)	2,729,277	2,859
U.S. Treasury Notes, 2.875%, 1/31/13 (1)(6)	10,120,000	9,902
U.S. Treasury Notes, 3.25%, 8/15/08 (1)	4,265,000	4,278
U.S. Treasury Notes, 3.375%, 11/30/12 (1)	1,740,000	1,742
U.S. Treasury Notes, 4.25%, 11/15/14 (1)	7,325,000	7,595

District of Columbia 0.1%		
District of Columbia, 4.75%, 6/1/31 (8)	405,000	405
		405
Florida 0.1%		
Florida DOT, Turnpike Auth., 4.75%, 7/1/31 (9)	245,000	243
Florida State Board of Ed., Lottery, 5.00%, 7/1/17 (9)	205,000	223
Orange County, Tourist Dev., 5.00%, 10/1/18 (9)	400,000	429
		895
Georgia 0.1%		
Atlanta Water & Sewer, 5.50%, 11/1/16 (9)	200,000	223
Atlanta Water & Sewer, 5.50%, 11/1/17 (9)	275,000	308
Georgia, GO, 5.00%, 7/1/19	300,000	328
		859
Kansas 0.0%		
Kansas Dev. Fin. Auth., Public Employee Retirement 5.501%, 5/1/34 (8)	130,000	128
		128
Maryland 0.1%		
Baltimore County, GO, 5.00%, 2/1/38	250,000	259
Maryland, State & Local Fac., 5.00%, 8/1/19	420,000	460
Maryland Transportation Auth., 5.00%, 7/1/41 (8)	410,000	423
		1,142
Missouri 0.1%		
Missouri Highway & Transportation Commission 5.00%, 2/1/18	520,000	574
		574

New Jersey 0.0%		
New Jersey Transportation Trust Fund Auth. 5.25%, 12/15/21 (9)	195,000	214
		214
New York 0.1%		
New York City Housing Dev. Corp., 6.42%, 11/1/27	140,000	144
New York Urban Dev. Corp, Personal Income Tax 5.50%, 3/15/08 (10)	195,000	222
		366
North Carolina 0.1%		
North Carolina Capital Fac. Fin. Agency, Duke Univ. 5.00%, 10/1/44	410,000	420
		420
Oregon 0.0%		
Oregon, Taxable Pension, 5.892%, 6/1/27	75,000	76
		76
West Virginia 0.0%		
Tobacco Settlement Fin. Auth., 7.467%, 6/1/47	310,000	284
		284
Total Municipal Securities (Cost $5,599)		5,727
BOND MUTUAL FUNDS 7.6%		
T. Rowe Price Institutional Floating Rate Fund, 5.41% (11) (12)	78,458	800
T. Rowe Price Institutional High Yield Fund, 8.10% (11) (12)	3,950,482	37,411
T. Rowe Price Institutional International Bond Fund 4.73% (11) (12)	2,186,215	23,743
Total Bond Mutual Funds (Cost $63,030)		61,954

EQUITY MUTUAL FUNDS 1.3%

T. Rowe Price Institutional Emerging Markets Equity Fund (2)(11)	290,332	10,919
Total Equity Mutual Funds (Cost $10,686)		10,919

SHORT-TERM INVESTMENTS 14.3%

Money Market Funds 14.3%		
T. Rowe Price Reserve Investment Fund, 2.70% (11)(13)	117,654,299	117,654
Total Short-Term Investments (Cost $117,654)		117,654

SECURITIES LENDING COLLATERAL 7.8%

Investments in Pooled Account Managed by JPMorgan Chase Bank, London 0.6%		
Cash Equivalents 0.0%		
Cash Held by Lending Agent, VR, 2.605%	–	20
		20
Bank Notes 0.0%		
American Express Centurion, VR, 2.548%, 2/17/09	49,194	49
Bank of America Charlotte, 2.58%, 8/13/08	122,986	123
National City Bank of Cleveland, VR, 2.615%, 8/14/08	98,389	98
Wachovia Bank, VR, 2.11%, 2/23/09	36,076	36
Wachovia Bank, VR, 2.12%, 10/2/08	34,436	34
		340
Certificates of Deposit 0.3%		
Australia New Zealand London, 2.501%, 8/14/08	40,995	41
Bank of Montreal (Chicago), VR, 2.698%, 10/2/08	81,991	82
Bank of Montreal (Chicago), VR, 2.911%, 3/12/09	49,194	49
Bank of Nova Scotia, 2.25%, 6/5/08	40,995	41
Bank of Nova Scotia, 2.25%, 8/14/08	81,991	82

Bank of Scotland, 2.75%, 8/6/08	32,796	33
Bank of Scotland, 2.75%, 8/6/08	42,635	43
BNP Paribas, New York, 2.68%, 8/8/08	114,787	115
Calyon, VR, 2.119%, 10/14/08	90,190	90
Den Danske Bank, 2.50%, 6/16/08	98,389	98
Den Norske Bank, 2.50%, 8/7/08	122,986	123
DEPFA Bank, 2.63%, 7/15/08	40,995	41
Deutsche Bank, 2.50%, 8/15/08	98,389	98
Dexia Bank, 2.66%, 8/12/08	122,986	123
HSBC, 2.50%, 8/21/08	81,991	82
KBC, 3.05%, 7/29/08	106,588	107
Lloyds Bank, 2.55%, 6/9/08	129,545	129
National Australia Bank, 2.61%, 8/7/08	122,986	123
Nordea Bank, 2.64%, 8/15/08	114,787	115
Rabobank,London, 2.55%, 6/9/08	129,545	129
Royal Bank of Scotland, 2.62%, 7/14/08	122,986	123
Toronto Dominion New York, 2.60%, 8/27/08	114,787	115
Unicredito Italiano, 2.86%, 6/17/08	73,792	74
Union Bank of Switzerland, 2.66%, 8/8/08	122,986	123
		2,179
Master Notes 0.0%		
Bear Stearns, VR, 3.228%, 6/13/08	63,953	64
		64
Medium-Term Notes 0.2%		
American Honda Finance, VR, 2.793%, 9/16/08	22,957	23
Australia New Zealand, VR, 2.424%, 8/22/08	40,995	41
Bank of Ireland, VR, 2.13%, 12/29/08	98,389	98
Bank of Scotland, VR, 2.12%, 7/17/08	49,194	49

BASF, VR, 2.733%, 8/19/08	54,114	54
Bear Stearns, VR, 2.457%, 12/4/08	31,156	31
Bear Stearns, VR, 2.505%, 7/14/08	32,796	33
Bear Stearns, VR, 2.505%, 3/23/09	16,398	16
BMW U.S. Capital, VR, 2.724%, 8/4/08	149,223	149
Citigroup Funding, VR, 2.11%, 3/16/09	69,692	69
Commonwealth Bank Australia, VR, 2.413%, 8/22/08	55,754	56
Commonwealth Bank Australia, VR, 2.734%, 6/8/09	81,991	82
Credit Suisse First Boston USA, VR, 2.497%, 6/2/08	22,957	23
DEPFA Bank, VR, 3.174%, 7/15/08	40,995	41
Goldman Sachs, VR, 2.505%, 2/13/09	62,313	62
HSBC Finance, VR, 2.744%, 8/6/08	40,995	41
IBM, VR, 2.704%, 9/8/08	161,522	162
Irish Life & Permanent, VR, 2.46%, 8/21/08	40,995	41
JPMorgan Chase, VR, 3.176%, 6/2/09	50,834	51
K2 USA, VR, 2.12%, 6/19/09	60,710	60
Lehman Brothers, VR, 2.15%, 12/23/08	68,872	68
Links Finance, VR, 2.13%, 6/10/08	104,948	105
Merrill Lynch, VR, 2.495%, 10/23/08	86,910	86
Merrill Lynch, VR, 2.808%, 5/8/09	16,398	16
National Rural Utilities, VR, 2.734%, 9/4/08	93,469	93
Skandanaviska Enskilda Banken, VR, 2.98%, 8/7/08	94,289	94
SLM Corporation, VR, 2.893%, 12/15/08	111,507	109
Toyota Motor Credit Corporation, VR, 2.081%, 6/16/08	78,711	79
Wachovia Corporation, 2.501%, 6/20/08	49,194	49
Wells Fargo, VR, 2.505%, 5/1/09	24,597	25
Wells Fargo, VR, 2.594%, 8/14/08	54,114	54
		1,960

Total Investments in Securities	
109.8% of Net Assets (Cost $846,376)	$ 899,878

‡ Denominated in U.S. dollars unless otherwise noted.

(1) All or a portion of this security is on loan at May 31, 2008 -- total value of such securities at period-end amounts to $65,187. See Note 3.

(2) Non-income producing

(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $729 and represents 0.1% of net assets.

(4) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period end amounts to $8,205 and represents 1.0% of net assets.

(5) The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

(6) All or a portion of this security is pledged to cover margin requirements on futures contracts at May 31, 2008.

(7) Prerefunded date is used in determining portfolio maturity.

(8) Insured by Financial Security Assurance Inc.

(9) Insured by MBIA Insurance Corp.

(10) Insured by AMBAC Assurance Corp.

(11) Affiliated Companies

(12) SEC 30-day yield

(13) Seven-day yield

ADR American Depository Receipts

ARM Adjustable Rate Mortgage

AUD Australian Dollar

CAD Canadian Dollar

CHF Swiss Franc

CMO Collateralized Mortgage Obligation

DOT Department of Transportation

DKK Danish Krone

EUR Euro

GBP British Pound

GDR Global Depository Receipts

GDS Global Depository Shares

GO General Obligation

HKD Hong Kong Dollar

IDA	Industrial Development Authority/Agency
INR	Indian Rupee
IO	Interest Only security for which the fund receives interest on notional principal
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
REIT	Real Estate Investment Trust
SEK	Swedish Krona
SGD	Singapore Dollar
STEP	Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
TBA	To Be Announced purchase commitment; TBAs totaled $14,797 (1.8% of net assets) at period-end - see Note 3.
TWD	Taiwan Dollar
VR	Variable Rate; rate shown is effective rate at period-end.

SWAPS 0.0%	NOTIONAL AMOUNT	VALUE
Credit Default Swaps 0.0%		
Citigroup, Protection Bought (Relevant Credit: Sara Lee 6.125%, 11/1/32), Pay 0.63%, Receive upon credit default, 6/20/13	(145,000)	–
Deutsche Bank, Protection Bought (Relevant Credit: Halliburton 5.50%, 10/15/10), Pay 0.46%, Receive upon credit default, 6/20/13	(280,000)	–
Goldman Sachs, Protection Bought (Relevant Credit: Autozone 5.875%, 10/15/12), Pay 1.32%, Receive upon credit default, 6/20/13	(145,000)	(4)
Goldman Sachs, Protection Sold (Relevant Credit: GE Capital 6.00%, 6/15/12), Receive 0.185%, Pay upon credit default, 6/20/17	540,000	(28)
JPMorgan Chase, Protection Bought (Relevant Credit: Altria Group, 7.00%, 11/4/13), Pay 0.55%, Receive upon credit default, 12/20/14	(260,000)	1
JPMorgan Chase, Protection Bought (Relevant Credit: Sara Lee 6.125%, 11/1/32), Pay 0.69%, Receive upon credit default, 6/20/13	(145,000)	(1)
JPMorgan Chase, Protection Bought (Relevant Credit: Walt Disney, 5.625%, 9/15/16), Pay 0.80%, Receive upon credit default, 6/20/13	(285,000)	(6)

[11]Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 5/31/08	5/31/07
T. Rowe Price Institutional Emerging Markets Equity Fund	$ 10,686	$ -	$ -	$ 10,919	$ -
T. Rowe Price Institutional Floating Rate Fund, 5.41%	2,666	1,879	10	800	-
T. Rowe Price Institutional High Yield Fund, 8.10%	14,908	6,110	2,810	37,411	31,878
T. Rowe Price Institutional International Bond Fund, 4.73%	2,902	-	987	23,743	19,000
T. Rowe Price Reserve Investment Fund, 2.70%	¤	¤	4,649	117,654	113,676
Totals			$ 8,456	$ 190,527	$ 164,554

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 191,370
Dividend income	8,456
Interest income	-
Investment income	$ 8,456
Realized gain (loss) on securities	$ (306)
Capital gain distributions from mutual funds	$ 526

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Personal Strategy Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Personal Strategy Income Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on July 29, 1994. The fund seeks the highest total return over time consistent with a primary emphasis on income and a secondary emphasis on capital growth. The fund pursues this objective by investing in a diversified portfolio typically consisting of about 40% stocks, 40% bonds, and 20% money market securities.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Net periodic receipts or payments required by swaps are accrued daily and recorded as realized gain or loss in the accompanying financial statements. Fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $7,000 for the year ended May 31, 2008. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements Effective November 30, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosure of fair value measurements in the financial statements. It is effective for the fund’s fiscal year beginning June 1, 2008. Management expects adoption of FAS 157 will have no material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Swaps are valued at net present value of the contract as furnished by counterparties or by an independent pricing service.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Futures Contracts During the year ended May 31, 2008, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Swaps During the year ended May 31, 2008, the fund was a party to interest rate swaps under which it is obligated to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in interest rates. During the year ended May 31, 2008, the fund was a party to credit default swaps under which it buys or sells credit protection against a defined-issuer credit event. Upon a defined-issuer credit event, the fund is required to either deliver the notional amount of the contract in cash and take delivery of the relevant credit or deliver cash approximately equal to the notional amount of the contract less market value of the relevant credit at the time of the credit event. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from changes in creditworthiness of the relevant underlying issuer. In order to mitigate counter-party risk and subject to specific contractual arrangements, the fund may receive eligible security collateral from such counterparties upon unrealized gain amounts reaching certain thresholds. Eligible security collateral generally includes debt securities issued by the U.S. government or related agencies. At May 31, 2008, no such collateral was received.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities or AAA-rated asset-backed securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counter-party fails to perform in accordance with the terms of the agreement.

TBA Purchase Commitments During the year ended May 31, 2008, the fund entered into to be announced (TBA) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBAs with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBAs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On May 31, 2008, the value of loaned securities was $65,187,000; aggregate collateral received included U.S. government securities valued at $3,214,000.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $312,770,000 and $175,347,000, respectively, for the year ended May 31, 2008. Purchases and sales of U.S. government securities aggregated $361,489,000 and $357,766,000, respectively, for the year ended May 31, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended May 31, 2008, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the years ended May 31, 2008, and May 31, 2007 were characterized for tax purposes as follows:

At May 31, 2008, the tax-basis cost of investments and components of net assets were as follows:

Pursuant to federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions is deferred until the subsequent tax year. Consequently, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the fund’s fiscal year-end that have not been recognized for tax purposes (Post-October loss deferrals).

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly.

The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2008, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through September 30, 2008. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.80%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than September 30, 2010. At May 31, 2008, there were no amounts subject to repayment by the fund. For the year ended May 31, 2008, the fund operated below its expense limit.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2008, expenses incurred pursuant to these service agreements were $194,000 for Price Associates, $324,000 for T. Rowe Price Services, Inc., and $498,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and/or T. Rowe Price International, Inc. (collectively, the Price managers) and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to its Price manager. To ensure that the fund does not incur duplicate fees, each Price manager has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the year ended May 31, 2008, are as follows:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Personal Strategy Funds, Inc. and Shareholders of T. Rowe Price Personal Strategy Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Personal Strategy Income Fund (one of the portfolios comprising T. Rowe Price Personal Strategy Funds, Inc., hereafter referred to as the “Fund”) at May 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2008, by correspondence with the custodian and brokers, and confirmation of the underlying funds, by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 11, 2008

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/08

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $3,882,000 from short-term capital gains

• $34,948,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $4,231,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $2,710,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds. Because the Manager is currently waiving a significant portion of its fee for this particular fund, the Board was not provided with estimates of the gross profits realized from managing this fund. The Board concluded that the Manager’s profits from advising T. Rowe Price mutual funds were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee was above the median for comparable funds. The information also indicated that the fund’s expense ratio was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
2001	present); Director, Mercantile Bankshares (2002 to 2007); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (10/95 to present); Chairman, The Haven Group, a cus-
1994	tom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Chair-
(1938)	man, Canyon Resources Corp. (8/07 to 3/08); Director, Golden Star
1994	Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp.
(2/02 to present); Director, B.C. Corporation (3/08 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Director, Norfolk Southern (2/08 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Managing Director and President, Global Private Client
Services, Marsh Inc. (1999 to 2003); Director, Georgia Pacific
(5/04 to 12/05)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2001	Advisors, L.P. (10/92 to present)

*Each independent director oversees 123 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[123]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of
the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, and Vice President,
2006	T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company;
[69]	Vice President, Personal Strategy Funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Jerome A. Clark, CFA (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Kenneth D. Fuller (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer,	T. Rowe Price; Vice President, T. Rowe Price
Personal Strategy Funds	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Personal Strategy Funds	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price and T. Rowe
Treasurer, Personal Strategy Funds	Price Group, Inc.; formerly Partner,
PricewaterhouseCoopers, LLP (to 2007)

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc., and T. Rowe Price International, Inc.

John H. Laporte, CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc., and T. Rowe Price Trust Company

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Personal Strategy Funds	T. Rowe Price Investment Services, Inc.

Gregory A. McCrickard, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc., and T. Rowe Price Trust Company

Mary J. Miller, CFA (1955)	Director, T. Rowe Price Trust Company; Director
Vice President, Personal Strategy Funds	and Vice President, T. Rowe Price; Vice President,
T. Rowe Price Group, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc., and T. Rowe Price International, Inc.

Edmund M. Notzon III, Ph.D., CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
President, Personal Strategy Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President, Personal Strategy Funds	Investment Services, Inc., and T. Rowe Price Trust
Company; Vice President, T. Rowe Price, T. Rowe
Price Global Asset Management Limited, T. Rowe
Price Global Investment Services Limited,
T. Rowe Price Group, Inc., and T. Rowe Price
International, Inc.

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc., and T. Rowe Price Trust Company

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc.

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc., and T. Rowe Price Trust Company

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Personal Strategy Funds

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,529,000 and $1,201,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Personal Strategy Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 22, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	July 22, 2008